NON-RECOURSE PROMISSORY NOTE

$700,000.00	March 7, 2012

FOR VALUE RECEIVED, the undersigned, Hartlab LLC, with its principal place of business at 391 Quadrangle Drive Suite N-9, Bolingbrook, IL 60440, its successors and assigns (the “Maker”), hereby unconditionally promises to pay to the order of Synthetic Biologics, Inc., with an address at 3985 Research Park Drive, Suite 200, Ann Arbor, MI 48108 (“Payee”), in lawful money of the United States of America and in immediately available funds, the principal sum of Seven Hundred Thousand Dollars ($700,000.00) (“Principal”) on March 1, 2014 (the “Maturity Date”), together with annual interest thereon from the date hereof on the unpaid Principal at an annual rate of Five and 7/10ths percent (5.7%), payable on the Maturity Date. Interest shall be computed on the basis of a year of 365 days and the actual number of days elapsed. Interest not paid when due shall earn interest at the rate specified above.

1.          If: (a) the Maker fails to make any payment of Principal or interest on this Promissory Note when due (provided the Maker is provided with notice of any such failure and provided with ten (10) days to cure same); (b) a court of competent jurisdiction enters a judgment, decree or order for relief in respect of the Maker in an involuntary case or proceeding under any federal or state bankruptcy law, which shall (i) approve as properly filed a petition seeking reorganization, arrangement, adjustment or composition in respect of the Maker, (ii) appoint a custodian, receiver, trustee, liquidator or similar official for the Maker or for substantially all of its property or assets, or (iii) order the winding-up or liquidation of its affairs, and such judgment, decree or order shall remain unstayed and in effect for a period of sixty (60) consecutive days; (c) the Maker attempts to sell, transfer, assign or encumber the Secured Assets (as hereafter defined) or undergoes a Change of Control (“as hereinafter defined”); (d) the Maker files a voluntary petition seeking relief under any federal or state bankruptcy law; (e) the Maker breaches any provision of the Pledge and Security Agreement (as hereafter defined); (f) Adeona Clinical Laboratory, LLC, an Illinois limited liability company (“ACL”) shall discontinue providing CLIA regulated high complexity testing services for a period of more than sixty (60) days; (g) the Maker or any of its affiliates shall have instituted or threaten to institute any legal action against Payee or any of it’s affiliates under this or any other Agreement, or (h) the Maker expressly repudiates its obligations hereunder; then all unpaid Principal and all accrued and unpaid interest on this Promissory Note shall become immediately due and payable. The occurrence of any event described in clauses (a) through (f) above shall be referred to as an “Event of Default”. For the purposes hereof, the term a “Change in Control” shall mean a transaction or a series of related transactions pursuant to which (A) the persons constituting a majority of the Managers of Maker on the date of this Agreement shall have ceased to constitute a majority of the Managers of Maker, (B) a person or group of persons (as “group” is defined in the regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) who do not currently have beneficial ownership of more than 50% of the outstanding membership interests of Maker acquire, directly or indirectly, beneficial ownership of more than 50% of the outstanding membership interests of Maker, (C) ACL, shall cease to be a wholly owned subsidiary of Maker, or (D) Maker shall sell, transfer or assign all or substantially all of its assets.

2.          The Maker shall have the right to prepay all or any part of the unpaid Principal amount of this Promissory Note with interest thereon, without premium or penalty, at any time prior to the maturity hereof.

3.          This Promissory Note is a non-recourse note and is secured solely by the pledge and grant to the Payee of a security interest in the Maker’s interest in all of the assets of ACL (the “Secured Assets”), pursuant to a Pledge and Security Agreement, of even date herewith (the “Pledge and Security Agreement”), the provisions of which are incorporated herein by reference and form a part hereof. The Maker shall be liable upon the indebtedness evidenced by this Promissory Note, for all sums to accrue or to become payable thereon and for performance of any covenants contained in this Promissory Note or in any of the related documents to the extent, but only to the extent, of the Maker’s security for the same, which consists of all of the Secured Assets. No attachment, execution or other writ or process shall be sought, issued or levied upon any assets, properties or funds of the Maker other than the Secured Assets described in the Pledge and Security Agreement. In the event of foreclosure of such title, liens or security interests, no judgment of any deficiency upon such indebtedness, sums and amounts shall be sought or obtained by the Payee against the Maker.

4.          If one or more of the provisions hereof shall be declared or held to be invalid, illegal, or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby and any such declaration or holding shall not invalidate or render unenforceable such provision in any other jurisdiction. All references in this Promissory Note to the Maker and the Payee shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of this Promissory Note shall be binding upon and shall inure to the benefit of the successors and assigns of the Maker and the Payee.

5.          Any notice relating to this Promissory Note shall be in writing and shall be deemed to be effective if given and received in the manner expressly provided in the Pledge and Security Agreement.

6.          Presentment, demand, protest or notice of any kind are hereby waived by the Maker. The Maker may not set off against any amounts due to the Payee hereunder, any claims against the Payee or other amounts owed by the Payee to the Maker.

7.          All rights and remedies of the Payee under this Note are cumulative and in addition to all other rights and remedies available at law or in equity, and all such rights and remedies may be exercised singly, successively and/or concurrently. Failure to exercise any right or remedy shall not be deemed a waiver of such right or remedy.

8.          The Maker agrees to pay all reasonable costs of collection, including attorneys' fees which may be incurred in the collection of this Promissory Note or any portion thereof and, in case an action is instituted for such purposes, the amount of all attorneys' fees shall be such amount as the court shall adjudge reasonable.

9.          This Note is made and delivered in, and shall be governed, construed and enforced under the laws of the State of Illinois.

HARTLAB LLC

By:	/s/ Narayan Torke
Name: Narayan Torke
Title: Managing Member

NON-RECOURSE LIMITED GUARANTY

In order to induce Payee to accept this Note, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned (the “Guarantor”), does hereby guarantee, on a non-recourse basis, limited to the assets of the undersigned being pledged to secure this Note, the full, complete and timely performance by Hartlab LLC (the “Maker”) of all of its obligations under the above Note. This Guaranty is absolute and unconditional irrespective of any term or provision of any documents or understandings relating to the above Note (other than its non-recourse basis), or any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor; and no formal or informal change, amendment, modification or waiver of any term or condition of the Note, no extension in whole or in part of the time for the performance by the Maker of any of its obligations under the Note, and no settlement, compromise, release, surrender, modification or impairment, exercise or failure to exercise of any claims, rights, or remedies of any kind or nature under or in connection with the Note shall affect, impair or discharge, in whole or in part, the liability of the undersigned hereunder, the undersigned to be and at all times be and remain liable to the Payee to the same extent, but no greater than, the undersigned would be if it were jointly and severally liable, on a non-recourse basis, limited to the assets of the undersigned being pledged to secure this Note, with the Maker to the Payee for the full, complete and timely payment and performance of and compliance with all obligations of the Maker under the Note. The obligations of the undersigned hereunder shall in no way be released, diminished, or otherwise affected by reason of any voluntary or involuntary proceedings by or against the Maker in bankruptcy or for an arrangement or reorganization or for any other relief under any provision of any bankruptcy or other similar law as from time to time is in effect or the inability or failure of the Maker for any other reason to perform or comply with any or all of its obligations under the above Note.

IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of March 7, 2012.

ADEONA CLINICAL LABORATORY, LLC

By:	/s/ Narayan Torke
Name: Narayan Torke
Title: Managing Member